DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus Global Bond Fund, Inc. for the six-month period ended May 31, 1998. During that period, your Fund was able to deliver a positive U.S. dollar return and achieved a total return of 3. 18% .* This compared favorably with the Salomon Smith Barney World Government Bond Index (unhedged) return of 2.33%.** At the same time, due to strong U.S. dollar performance, the Fund underperformed the return of the same index by 2.37% when full hedging against currency fluctuation is taken into account.

ECONOMIC REVIEW

  As the International Monetary Fund led attempts to rescue the shattered Asian economies at the end of last year, relative calm returned to financial markets. The Organization for Economic Cooperation and Development (OECD) predicted that the impact of the crisis would be to reduce real Gross Domestic Product (GDP) growth of member countries in 1998 by 0.6% to 2.9%. This helped bond markets, as investors remained confident that inflation would stay low as long as moderate growth in the U.S. and Europe was offset by weaker growth in Asia, particularly Japan.

  Contrasting economic developments were seen across the globe. In the U.S., strong economic growth continued into the first quarter of 1998, yet the inflation trend remained favorable. This helped ensure that the Federal Reserve Board kept short-term interest rates unchanged. However, in Japan, the arrival of Tokyo's "big bang" added competitive pressures to the severe problems already facing the financial sector. At a time when that country's GDP growth became negative, the Japanese government' s latest economic package fell short of expectations.

  At the beginning of May, European finance ministers decided which countries would become part of the European Monetary Union on January 1, 1999. Eleven countries elected to join the process of replacing their national currencies with the Euro. In a meeting that provided no great surprises, bilateral exchange rates between member countries were fixed, and Wim Duisenburg was named President of the European Central Bank.

MARKET ENVIRONMENT

Global bonds were consistently strong over the last six months. The Australian bond market performed very well, rising 6.6%. In Europe, the UK and Sweden led the way, both climbing about 8.0% despite their decisions not to become founding members of the European Monetary Union. The U.S. market generated a healthy return of 4.1%. Even the worst performer, Japan, saw prices rise by 3.5% . However, the impact of foreign exchange rate movements was extremely significant. Despite strong local bond market performance, the Australian dollar weakened by nearly 8.5% against the U.S. dollar. The yen plunged 7.9% as further gloomy economic news emanated from Japan and no support program came out of the G8 meeting.

PORTFOLIO FOCUS

  We worked hard to position the portfolio in what we believed were the best performing bond markets. The attractiveness of markets was assessed on the basis of adjusted real yields using our value-based model. The Fund benefited from a substantial holding of Australian bonds held throughout the period. More recently, the profitable exposure to European bonds was reduced in order to increase holdings of U.S. Iong bonds. This resulted in an increase in the duration of the portfolio, which had been slightly reduced in March following the rally in the early part of the year. The latest increase in duration was consistent with our improved outlook for interest rates globally.

  The currency exposure of the Fund was carefully controlled over a difficult period. We hedged out all exposure to the Australian dollar resulting from the bond holding, due to our negative view on the currency. Instead, the pound sterling and more recently, the deutschmark were favored. Further diversification was obtained through small holdings of Swedish krone and New Zealand dollars. The overall level of foreign currency exposure of the Fund was hedged back aggressively to the extent of 84% on average throughout the period, and by as much as 98% in January 1998. This successfully provided the Fund with protection against the full impact of foreign currency weakness.

We appreciate your interest in the Dreyfus Global Bond Fund, and will continue our efforts to serve your investment needs.

                                  Sincerely,


               [Christine Downton signature logo]


               Christine Downton

               Portfolio Manager

June 18, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Unlike the Fund, which can invest in both corporate and government bonds, the Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance and covers debt issues of 14 government bond markets.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                             MAY 31, 1998 (UNAUDITED)

                                                                                                     Principal

Bonds and Notes--58.2%                                                                                Amount      Value
-------------------------                                                                        ____________     ____________
       Banking--16.8%               Bayerische Landesbank Girozentrale,

                                        Notes, 6.625%, 2007                                     $.....620,000     $     645,575

                                    International Bank for Reconstruction and Development,

                                        Notes, 6.375%, 2005                                           610,000           631,731

                                    Landeskreditbank

                                        Baden-Wuerttemberg,

                                        Gtd. Notes, 6.50%, 2008                                       431,252 (a)       478,420

                                    Sudwestdeutsche Landesbank Capital Markets,

                                        Gtd. Bonds, 6%, 2008                                          650,000           645,938

                                                                                                                   ____________

                                                                                                                      2,401,664

                                                                                                                   ____________

                  Foreign/

               Governmental--28.7%  Australia Government,

                                        Bonds, 8.75%, 2008                                            523,320 (b)       660,466

                                    Bundesrepublik Deutschland,

                                        Bonds, 4.75%, 2001                                            450,854 (a)       457,078

                                    Kingdom of Sweden,

                                        Notes, 7.875%, 2007                                           245,462 (b)       279,827

                                    Netherlands Government Bonds,

                                        7.50%, 2010                                                   596,273 (c)       728,050

                                    New South Wales Treasury Corp.,

                                        Notes, 6.50%, 2006                                            591,850 (b)       626,251

                                    Queensland Treasury,

                                        Global Notes, 6.50%, 2005                                     498,400 (b)       529,862

                                    South Australian Finance,

                                        Notes, 7.50%, 2007                                            467,250 (b)       529,478

                                    Treasury Corp. of Victoria,

                                        Bonds, 7.125%, 2005                                           258,545 (b)       282,137

                                                                                                                   ____________

                                                                                                                      4,093,149

                                                                                                                   ____________

            U.S. Government

                      Agency--3.6%  Federal National Mortgage Association,

                                        Global Notes, 6.375%, 2007                                    493,416 (b)       517,161

                                                                                                                   ____________

             U.S. Government--9.1%  U.S. Treasury Bonds,

                                        7.25%, 5/15/2016                                            1,124,000         1,296,039

                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $8,487,816)                                                          $  8,308,013

                                                                                                                   ____________


DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                 MAY 31, 1998 (UNAUDITED)

                                                         Principal

Short-Term Investments--39.6%                                                                       Amount             Value
-------------------------------------------------------
                                                                                                 ____________      ____________

              U.S. Treasury Bills:  4.93%, 7/2/1998                                             $.....257,000     $     255,993

                                    4.93%, 7/23/1998                                                4,860,000         4,826,563

                                    4.88%, 7/30/1998                                                   54,000            53,578

                                    4.88%, 8/6/1998                                                   245,000           242,834

                                    4.92%, 8/27/1998                                                  274,000           270,762
                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $5,648,418)                                                          $  5,649,730
                                                                                                                   ____________

                                                                                                                 ____________

TOTAL INVESTMENTS (cost $14,136,234)                                                                    97.8%       $13,957,743
                                                                                                     _______       ____________


CASH AND RECEIVABLES (NET)                                                                               2.2%     $     312,545
                                                                                                     _______       ____________


NET ASSETS                                                                               .             100.0%       $14,270,288
                                                                                                     _______       ____________


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Converted to U.S. Dollars from German Deutsche Marks.

(b)  Converted to U.S. Dollars from Australian Dollars.

(c)  Converted to U.S. Dollars from Dutch Guilders.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                  MAY 31, 1998 (UNAUDITED)

                                                                                                      Cost           Value
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments          $14,136,234       $13,957,743

                                 Receivable for investment securities sold                                              326,430

                                 Net unrealized appreciation on forward
                                   currency exchange contracts--Note 4(a)                                               223,261

                                 Interest receivable                                                                    212,333

                                 Receivable for forward currency exchange contracts                                      44,591

                                 Receivable for shares of Common Stock subscribed                                        20,600

                                 Prepaid expenses and other assets                                                       20,325

                                 Due from The Dreyfus Corporation                                                         9,019

                                                                                                                   ____________

                                                                                                                     14,814,302

                                                                                                                   ____________

LIABILITIES:                     Due to Distributor                                                                       2,978

                                 Cash overdraft due to Custodian                                                        274,506

                                 Payable for forward currency exchange contracts                                        174,306

                                 Payable for investment securities purchased                                             66,835

                                 Payable for shares of Common Stock redeemed                                              1,500

                                 Accrued expenses                                                                        23,889

                                                                                                                   ____________

                                                                                                                        544,014

                                                                                                                   ____________

NET ASSETS                                                                                                          $14,270,288

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital                                                                    $13,922,888

                                 Accumulated distributions in excess of
                                   investment income--net                                                              (146,383)

                                 Accumulated net realized gain (loss) on investments and
                                   foreign currency transactions                                                        447,296

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions                                      46,487

                                                                                                                   ____________

NET ASSETS                                                                                                          $14,270,288

                                                                                                                   ____________


SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)                                                       1,121,986

NET ASSET VALUE, offering and redemption price per share                                                                 $12.72

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS             SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                      $ 370,650

EXPENSES:                        Management fee--Note 3(a)                                         $   45,613

                                 Shareholder servicing costs--Note 3(b)                                20,432

                                 Auditing fees                                                         18,005

                                 Registration fees                                                     17,547

                                 Directors' fees and expenses--Note 3(c)                               12,456

                                 Organization expenses                                                  6,502

                                 Legal fees                                                             5,913

                                 Prospectus and shareholders' reports                                   4,685

                                 Custodian fees                                                         4,280

                                 Loan commitment fees--Note 2                                              45

                                 Miscellaneous                                                          4,431

                                                                                                    _________

                                        Total Expenses                                                139,909

                                 Less--expense reimbursement from the Manager due to
                                    undertaking--Note 3(a)                                            (51,897)

                                                                                                    _________

                                        Net Expenses                                                                     88,012

                                                                                                                      _________

INVESTMENT INCOME--NET                                                                                                  282,638

                                                                                                                      _________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and foreign
                                    currency transactions                                           $ 204,337

                                 Net realized gain (loss) on forward currency exchange
                                    contracts                                                          85,597

                                                                                                    _________

                                        Net Realized Gain (Loss)                                                        289,934

                                 Net unrealized appreciation (depreciation) on
                                    investments and foreign currency transactions                                      (148,593)

                                                                                                                      _________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                  141,341

                                                                                                                      _________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $ 423,979

                                                                                                                    _________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Six Months Ended

                                                                                             May 31, 1998         Year Ended

                                                                                              (Unaudited)      November 30, 1997
                                                                                              ___________         ___________
OPERATIONS:

   Investment income--net                                                                 $     282,638       $     569,985

   Net realized gain (loss) on investments                                                      289,934             499,174

   Net unrealized appreciation (depreciation) on investments                                   (148,593)           (461,429)

                                                                                            ___________         ___________

       Net Increase (Decrease) in Net Assets Resulting from Operations                          423,979             607,730

                                                                                            ___________         ___________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net                                                                      (528,291)           (755,805)

   Net realized gain on investments                                                            (115,181)                 --

                                                                                            ___________         ___________

       Total Dividends                                                                         (643,472)           (755,805)

                                                                                            ___________         ___________

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold                                                              3,099,424           2,809,403

   Dividends reinvested                                                                         567,884             677,809

   Cost of shares redeemed                                                                   (1,223,749)         (2,071,927)

                                                                                            ___________         ___________

       Increase (Decrease) in Net Assets from Capital Stock Transactions                      2,443,559           1,415,285

                                                                                            ___________         ___________

          Total Increase (Decrease) in Net Assets                                             2,224,066           1,267,210

NET ASSETS:

   Beginning of Period                                                                       12,046,222          10,779,012

                                                                                            ___________         ___________

   End of Period                                                                            $14,270,288         $12,046,222

                                                                                            ___________         ___________


Undistributed investment income (Distributions in excess of investment income)--net       $    (146,383)     $       99,270

                                                                                            ___________         ___________

CAPITAL SHARE TRANSACTIONS:                                                                   Shares              Shares

                                                                                            ___________         ___________

   Shares sold                                                                                  244,584             220,169

   Shares issued for dividends reinvested                                                        45,132              53,428

   Shares redeemed                                                                              (96,639)           (162,545)

                                                                                            ___________         ___________

       Net Increase (Decrease) in Shares Outstanding                                            193,077             111,052

                                                                                            ___________         ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                  Six Months Ended

                                                                    May 31, 1998             Year Ended November 30,
                                                                   ____________      __________________________________________

PER SHARE DATA:                                                     (Unaudited)       1997       1996       1995      1994(1)

                                                                    __________       _______    _______    _______    _______
   Net asset value, beginning of period                               $12.97         $13.18     $13.07     $12.04     $12.50
                                                                     _______        _______    _______    _______    _______

   Investment Operations:

   Investment income--net                                                .30            .65 (2)    .77 (2)    .85        .65

   Net realized and unrealized gain (loss)
       on investments                                                    .10            .02 (2)    .55 (2)   1.06       (.54)
                                                                     _______        _______    _______    _______    _______

   Total from Investment Operations                                      .40            .67 (2)   1.32 (2)   1.91        .11
                                                                     _______        _______    _______    _______    _______

   Distributions:

   Dividends from investment income--net                                (.53)          (.88)     (1.21)      (.88)      (.57)

   Dividends from net realized gain on investments                      (.12)           .--        .--        .--        .--
                                                                     _______        _______    _______    _______    _______

   Total Distributions                                                  (.65)          (.88)     (1.21)      (.88)      (.57)
                                                                     _______        _______    _______    _______    _______

   Net asset value, end of period                                     $12.72         $12.97     $13.18     $13.07     $12.04
                                                                     _______        _______    _______    _______    _______

                                                                        _______        _______    _______   _______    _______

TOTAL INVESTMENT RETURN                                                6.38% (3)       5.42%     10.96%     16.47%      1.29% (3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                             1.35% (3)       1.35%      1.34%       .81%       .--

   Ratio of net investment income
       to average net assets                                           4.34% (3)       5.10%      5.87%      6.76%      7.83% (3)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager                               .80% (3)        .75%       .66%      1.12%      2.49% (3)

   Portfolio Turnover Rate                                           128.99% (4)     274.83%     81.34%     20.46%      4.16% (4)

   Net Assets, end of period (000's Omitted)                        $14,270         $12,046    $10,779    $16,480    $15,275
-----------------------------

(1)  From March 18, 1994 (commencement of operations) to November 30, 1994.

(2)  Based on average shares outstanding.

(3)  Annualized.

(4)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund' s investment objective is to seek total return. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  As of May 31, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 558,022 shares of the Fund.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued each business day at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  On May 29, 1998, the Board of Directors declared a cash dividend of $.045 per share from undistributed investment income-net, payable on June 1, 1998 (ex-dividend date), to shareholders of record as of the close of business on May 29, 1998.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from December 1, 1997 through May 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.35% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $51,897 during the period ended May 31, 1998.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1998, the Fund was charged $16,290 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $3,609 pursuant to the transfer agency agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 1998 amounted to $11,277,130 and $11,840,557, respectively.

In addition, the following summarizes open forward currency exchange contracts at May 31, 1998:

                                                             Foreign                                              Unrealized
                                                            Currency                                             Appreciation
Forward Currency Exchange Contracts                          Amount           Proceeds             Value        (Depreciation)

_________________________________                       _______________    _____________      ____________      ____________
Sales:
_____
   Australian Dollar, expiring 6/17/98                        5,438,000    $3,627,047           $3,388,418         $238,629

   Dutch Guilder, expiring 6/17/98                            1,400,000       688,299              696,275           (7,976)

   German Deutsche Mark, expiring 6/17/98                     1,304,000       720,961              730,942           (9,981)

Purchases:                                                                     Cost
_________                                                                  _____________

   British Pound, expiring 6/17/98                              645,000    $1,052,128            1,051,544             (584)

   New Zealand Dollar, expiring 6/17/98                       1,300,000       690,072              694,070            3,998

   Swedish Krona, expiring 6/17/98                              574,000        74,009               73,184             (825)

                                                                                                                  _________

       Total                                                                                                       $223,261

                                                                                                                  _________

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  (B) At May 31, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $44,770 consisting of $314,765 gross unrealized appreciation and $269,995 gross unrealized depreciation.

  At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


(reg.tm)

                                   (reg.tm)

DREYFUS GLOBAL BOND FUND, INC.

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              098SA985

Global Bond

Fund, Inc.

Semi-Annual

Report

May 31, 1998